Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

FIRST AMENDMENT TO AMENDED AND RESTATED
OPTION AND LICENSE AGREEMENT

THIS FIRST Amendment to AMENDED AND RESTATED OPTION AND LICENSE AGREEMENT (the “Amendment”) is effective as of September 29, 2020 (the “Amendment Date”), by and between Voyager Therapeutics, Inc., a corporation organized and existing under the laws of Delaware (“Voyager”) and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).  Voyager and Genzyme are each referred to herein by name or, individually, as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Amended and Restated Option and License Agreement (the “Agreement”), dated as of June 14, 2019; and

WHEREAS, the Parties wish to amend the Agreement to modify certain terms and conditions thereof as further described herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Amendment, in accordance with Section 12.1 of the Agreement, the Parties agree as follows:

1.Defined Terms.  As used in this Amendment, capitalized terms, whether used in the singular or plural form, that are capitalized but not defined herein shall have the meanings ascribed to such terms in the Agreement.
2.Amendment Regarding Delivery of Second Report.
(a)Section 2.1.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Voyager shall provide to Genzyme written reports summarizing the result of its research and development activities, with respect to Voyager Capsids (the “Voyager Reports”) on or before (i) [**] (the “First Report”) and (ii) [**] (the “Second Report”). The form and substance of the Voyager Reports shall follow the requirements set forth on Schedule 2.1.1 (Voyager Reports).”

(b)Notwithstanding anything to the contrary in the Agreement, Voyager may deliver such Second Report to Genzyme via electronic mail, to (i) Julia Gershkovich at Julia.Gershkovich@sanofi.com and (ii) any additional email addresses specified by the Genzyme alliance manager prior to [**].  Such Second Report will be deemed to have been delivered upon receipt by Genzyme if sent by electronic mail on a business day (or if sent on a nonbusiness day, then on the next business day).
3.  Miscellaneous.
(a)No Other Amendments.  This Amendment shall be deemed to be a part of and incorporated into the Agreement.  In the event of a conflict between this Amendment and the Agreement, this Amendment shall control.  Except as expressly set forth in this Amendment, all of the terms and conditions of the Agreement shall remain unchanged and are ratified and confirmed in all respects and remain in full force and effect.
(b)Entire Agreement.  This Amendment, together with the Agreement and any exhibits or attachments thereto, constitutes the entire agreement between the Parties regarding the subject matter hereof, and any reference to the Agreement shall refer to the Agreement, as amended by this Amendment.
(c)Counterparts.  This Amendment may be executed in two or more counterparts, including by facsimile or PDF signature pages, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
(d)Governing Law.  This Amendment will be construed and the respective rights of the Parties determined in accordance with the substantive Laws of The Commonwealth of Massachusetts, notwithstanding any provisions of Massachusetts Law or any other Law governing conflicts of laws to the contrary.

[Signature Page Follows]

SIGNATURE PAGE TO
FIRST amendment TO AMENDED AND RESTATED
OPTION AND LICENSE AGREEMENT

In Witness Whereof, the Parties have executed this Amendment by their duly authorized representatives as of the Amendment Date.

VOYAGER THERAPEUTICS, INC.		GENZYME CORPORATION
By:	/s/ Allen C. Nunnally	By:	/s/ Christiain Mueller
Name:	Allen C. Nunnally	Name:	Christiain Mueller
Title:	Chief Business Officer	Title:	Global Head of Genomic Medicine